EXHIBIT 10.17

                            PRIDE INTERNATIONAL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                SECOND AMENDMENT

            Pride International, Inc. (the "Company"), having previously established the Pride International, Inc. Supplemental Executive Retirement Plan, effective January 1, 1996 (the "Plan"), and having reserved the right under Section 8.1 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1998, as follows:

      1. Section 1.1 of the Plan is hereby amended in its entirety to read as follows:

                  "1.1  PURPOSE.  The purpose of the Pride International, Inc.
            Supplemental Executive Retirement Plan (the "Plan") is to provide specified benefits to a select group of management and highly compensated employees of Pride International, Inc. (the "Company") and its Affiliates who contribute materially to the continued growth, development and future business success of the Company. The Plan shall be an unfunded, deferred compensation arrangement."

      2. Section 1.3(e) of the Plan is hereby amended in its entirety to read as follows:

                  "(e) 'Employee' means any person who is employed by the
            Company or an Affiliate on a regular full-time basis determined by the personnel rules and practices of the Company or Affiliate, as applicable."

      3. Section 1.3 of the Plan is hereby amended by adding the following paragraphs to the end thereof:

                  "(j) 'Affiliate' means any corporation which has adopted this
            Plan and the shares of which are owned or controlled, directly or indirectly, by the Company represent fifty percent (50%), or more, of the voting power of the issued and outstanding capital stock of such corporation.

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                  (k) 'Employer' means the Company and each Affiliate which has adopted or which adopts this Plan with the approval of the Board of Directors of the Company."

      4. Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

                  "4.1 NORMAL RETIREMENT BENEFIT. In the event a Participant retires after he attains his Normal Retirement Age or Mandatory Retirement Age, the Company shall pay or cause to be paid to the Participant, or in the event (i) the Company does not pay or (ii) the Company and the Employer who employed the Participant agree that the Employer will pay, then the Employer who employed the Participant shall pay to the Participant, a benefit ("Normal Retirement Benefit") equal to 2.5% of the Participant's final Annual Salary multiplied by the number of full years of the Participant's employment with the Employer. The Normal Retirement Benefit shall be limited to 40% of the Participant's final Annual Salary and shall be paid in monthly installments for a period of ten (10) years, beginning on the first day of the month next following the Participant's retirement."

      5. Section 4.2 of the Plan is hereby amended in its entirety to read as follows:

                  "4.2 EARLY RETIREMENT BENEFIT. If a Participant has received the approval of the Committee for early retirement under this Plan and such Participant retires after attaining the age of 58 and after attaining at least 16 years of continuous employment with the Employer ("Early Retirement Age"), the Company shall pay or cause to be paid to the Participant, or in the event (i) the Company does not pay or (ii) the Company and the Employer who employed the Participant agree that the Employer will pay, then the Employer who employed the Participant shall pay to the Participant, a benefit ("Early Retirement Benefit") equal to 2.5% of the Participant's final Annual Salary multiplied by the number of full years of the Participant's employment with the Employer. The Early Retirement Benefit shall be limited to 40% of the Participant's final Annual Salary and shall be paid in monthly installments for a period of ten
            (10) years, beginning on the first day of the month next following the Participant's retirement."

      6. Section 4.6 of the Plan is hereby amended in its entirety to read as follows:

                  "4.6 TOTAL AND PERMANENT DISABILITY. If a Participant is
            totally and permanently disabled prior to the commencement of the payment of any benefits hereunder, the Company shall pay or cause to be paid to the Participant, or in the event (i) the Company does not pay or (ii) the Company and the Employer who employed the Participant agree that the Employer will pay, then the Employer who employed the Participant shall pay to the Participant, a benefit ("Disability Benefit") equal to 2.5% of the Participant's final Annual Salary multiplied by the number of full years of the Participant's

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            employment with the Employer. The Disability Benefit shall be limited to 40% of the Participant's final Annual Salary and shall be paid in monthly installments for a period of ten (10) years, beginning on the first day of the month next following the Participant's becoming totally and permanently disabled."

      7. The term "Company" shall be replaced by the term "Employer" in each place that it appears in Sections 1.3(f), 4.3, 4.4, 4.5, 4.8, 4.9, 4.10, 5.1,
6.1, 6.2, and 8.7 of the Plan.

      8. Section 8.2 of the Plan is hereby amended in its entirety to read as follows:

                  "8.2 RELIANCE UPON INFORMATION. The Board of Directors of the
            Company and the Committee may rely upon any information supplied to them by any officer of the Employer, the Employer's legal counsel or by the Employer's independent public accountants in connection with the administration of the Plan, and shall not be liable for any decision or action in reliance thereon."

            IN WITNESS WHEREOF, Pride International, Inc. has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 1st day of January, 1998, but effective as of the date herein stated.

                            PRIDE INTERNATIONAL, INC.



                            By /s/ ROBERT W. RANDALL


ATTEST:

/s/ FRIDA A. MARTINEZ

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